UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 22, 2003
Date of Report (Date of earliest event reported)

Exact Name of Registrant as
Specified in Charter, State of
Incorporation, Address of
Commission	Principal Executive	IRS Employer
File Number	Office and Telephone Number	Identification Number
1-5540	PEOPLES ENERGY CORPORATION	36-2642766
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

2-26983	THE PEOPLES GAS LIGHT AND COKE COMPANY	36-1613900
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

2-35965	NORTH SHORE GAS COMPANY	36-1558720
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

None
(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Peoples Energy Corporation, The Peoples Gas Light and Coke Company, and North Shore Gas Company. Information contained herein relating to any individual company is filed by such company on its own behalf. Each company makes no representation as to information relating to the other companies.

Item 5. Other Events

The Securities and Exchange Commission (SEC) recently issued Regulation G and amended Item 10 of Regulation S-K concerning the use of non-GAAP financial measures. These regulations became effective March 28, 2003. Prior to the effective date of the regulations, on December 13, 2002, Peoples Energy Corporation (the Company), and its subsidiaries The Peoples Gas Light and Coke Company (Peoples Gas) and North Shore Gas Company (North Shore Gas) filed a combined Annual Report on Form 10-K for the fiscal year ending September 30, 2002. In anticipation of the filing of registration statements which incorporate by reference information from each registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, the Company, Peoples Gas and North Shore Gas (each a Registrant and collectively, the Registrants) are filing this combined Form 8-K solely for the purpose of conforming the Annual Report on Form 10-K to the new requirements of SEC Regulation G and Item 10 of Regulation S-K.

The information necessary to conform the combined Annual Report on Form 10-K to the requirements of Regulation G and Item 10 of Regulation S-K is described as follows.

  In Item 8 of the Form 10-K, Note 17 of the Notes to Consolidated Financial Statements - Quarterly Financial Data (Unaudited) has been revised by deleting all references to non-GAAP financial measures. This is the only change to the Consolidated Financial Statements and the accompanying Notes. Exhibit 99 of this Form 8-K sets forth the entire Consolidated Financial Statements and accompanying Notes for each Registrant.

  Item 7 of the Form 10-K, Management's Discussion and Analysis of Results of Operations and Financial Condition, is revised as follows:

A. Under the caption Gas Distribution, the following notation is added to the Gas Distribution Statistics table.

**As used above, Net Margin is a non-GAAP financial measure. Gross margin (defined as operating revenues less gas costs of Peoples Gas and North Shore Gas) is the most closely related GAAP measure. Management believes the use of Net Margin to be useful in understanding the Gas Distribution segment's operations because the utility subsidiaries are allowed, under their tariffs, to recover Gas Costs, Revenue Taxes and Environmental Costs from their customers on a dollar-for-dollar basis.

B. Under the caption Gas Distribution, the second paragraph after the Gas Distribution Statistics table is replaced with the following paragraph.

The comparisons below are before the impact of the special items for all periods as summarized under the captions Results of Operations - Summary, and Income Variation. Management believes that the non-GAAP disclosures are useful to compare normal recurring income separately from income and expenses related to unusual or infrequent items included in the statement of income. These items, identified and described above as special items, are: increases in the reserve for uncollectible accounts due to unprecedented high gas prices during the winter of 2000/2001; a special retirement program offering incentives to qualifying employees resulting in a one-time charge; and the accrual of anticipated costs for a special mercury inspection and remediation program related to a nonrecurring event. Management references these non-GAAP financial measures because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. By excluding these special items, the discussion allows investors to better assess the results of operations consistent with management's analysis.

C. Immediately following the table on page 20 of the Company's Form 10-K Report under the caption Results of Operations - Income Variations, the following tables for Peoples Gas and North Shore Gas are inserted.

For Peoples Gas:
	For Fiscal Years Ended September 30,
	2002			2001
	Before		As	Before		As
	Special	Special	Reported	Special	Special	Reported	Increase /
(In Thousands)	Item	Item (1)	(GAAP)	Items	Item (1)	(GAAP)	(Decrease) (2)
Operating and Equity
Investment Income:
Gas Distribution	$152,934	$(17,000)	$135,934	$178,711	$(26,496)	$ 152,215	$ (25,777)
Midstream Services	11,004	-	11,004	5,733	-	5,733	5,271
Corporate and Adjustments	(5,414)	-	(5,414)	(6,614)	-	(6,614)	1,200
Total Operating and Equity
Investment Income	158,524	(17,000)	141,524	177,830	(26,496)	151,334	(19,306)
Other Income and (Expense)	7,799	-	7,799	8,354	-	8,354	(555)
Interest Expense	23,673	-	23,673	36,737	-	36,737	(13,064)
Income Taxes	54,575	(6,743)	47,832	58,202	(10,510)	47,692	(3,627)
Net Income	$ 88,075	$ (10,257)	$ 77,818	$ 91,245	$ (15,986)	$ 75,259	$ (3,170)

	For Fiscal Years Ended September 30,
	2001			2000
	Before		As	Before		As
	Special	Special	Reported	Special	Special	Reported	Increase /
(In Thousands)	Items	Item (1)	(GAAP)	Item	Item (1)	(GAAP)	(Decrease) (2)
Operating and Equity
Investment Income:
Gas Distribution	$ 178,711	$ (26,496)	$ 152,215	$ 147,945	$ (7,986)	$ 139,959	$ 30,766
Midstream Services	5,733	-	5,733	5,673	-	5,673	60
Retail Services	-	-	-	(96)	-	(96)	96
Corporate and Adjustments	(6,614)	-	(6,614)	-	-	-	(6,614)
Total Operating and Equity
Investment Income	177,830	(26,496)	151,334	153,522	(7,986)	145,536	24,308
Other Income and (Expense)	8,354	-	8,354	3,634	-	3,634	4,720
Interest Expense	36,737	-	36,737	33,640	-	33,640	3,097
Income Taxes	58,202	(10,510)	47,692	45,122	(3,168)	41,954	13,080
Net Income	$ 91,245	$ (15,986)	$ 75,259	$ 78,394	$ (4,818)	$ 73,576	$ 12,851

(1) See Management's Discussion and Analysis of Results of Operations and Financial Condition - Summary Section, for a discussion of the special items.

(2) Comparisons between periods are calculated before special items.

For North Shore Gas:
	For Fiscal Years Ended September 30,
	2002			2001
	Before		As	Before		As
	Special	Special	Reported	Special	Special	Reported	Increase /
(In Thousands)	Item	Item (1)	(GAAP)	Items	Item (1)	(GAAP)	(Decrease) (2)
Operating and Equity
Investment Income:
Gas Distribution	$ 24,248	$ -	$ 24,248	$ 26,726	$ 3,136	$ 29,862	$ (2,478)
Corporate and Adjustments	(1,031)	-	(1,031)	(1,203)	-	(1,203)	172
Total Operating and Equity
Investment Income	23,217	-	23,217	25,523	3,136	28,659	(2,306)
Other Income and (Expense)	2,665	-	2,665	368	-	368	2,297
Interest Expense	5,045	-	5,045	5,434	-	5,434	(389)
Income Taxes	7,916	-	7,916	7,769	1,244	9,013	147
Net Income	$ 12,921	$ -	$ 12,921	$ 12,688	$ 1,892	$ 14,580	$ 233

	For Fiscal Years Ended September 30,
	2001			2000
	Before		As	Before		As
	Special	Special	As Reported	Special	Special	As Reported	Increase /
(In Thousands)	Items	Item (1)	(GAAP)	Item	Item (1)	(GAAP)	(Decrease) (2)
Operating and Equity
Investment Income:
Gas Distribution	$ 26,726	$ 3,136	$ 29,862	$ 22,718	$ (8,140)	$ 14,578	$ 4,008
Corporate and Adjustments	(1,203)	-	(1,203)	-	-	-	(1,203)
Total Operating and Equity
Investment Income	25,523	3,136	28,659	22,718	(8,140)	14,578	2,805
Other Income and (Expense)	368	-	368	377	-	377	(9)
Interest Expense	5,434	-	5,434	5,114	-	5,114	320
Income Taxes	7,769	1,244	9,013	6,886	(3,229)	3,657	883
Net Income	$ 12,688	$ 1,892	$ 14,580	$ 11,095	$ (4,911)	$ 6,184	$ 1,593

(1) See Management's Discussion and Analysis of Results of Operations and Financial Condition - Summary Section, for a discussion of the special items.

(2) Comparisons between periods are calculated before special items

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

23	Consent of Deloitte & Touche LLP

99	Financial Statements and Supplementary Data for Peoples Energy Corporation, The Peoples Gas Light and Coke Company and North Shore Gas Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

April 22, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

THE PEOPLES GAS LIGHT AND COKE COMPANY
(Registrant)

April 22, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

NORTH SHORE GAS COMPANY
(Registrant)

April 22, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX
Exhibit
Number	Description

23	Consent of Deloitte & Touche LLP

99	Financial Statements and Supplementary Data for Peoples Energy Corporation, The Peoples Gas Light and Coke Company and North Shore Gas Company.